The Honey Pot Company Overview Presentation January 16, 2024

Forward Looking Statements CAUTIONARY NOTES ON FORWARD LOOKING STATEMENTS All non-historical statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the expected closing of the transaction with The Honey Pot Company, LLC. (“The Honey Pot Co.” or “Honey Pot”), expected accretion and financial impact of the transaction and anticipated future performance. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made. Except to the extent required by applicable law or regulation, CODI assumes no duty to update forward-looking statements. All forward-looking statements are based on management’s beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position. In addition to factors previously disclosed in CODI’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain necessary approvals and meet other closing conditions to the acquisition on the expected terms and schedule; delay in closing the acquisition; difficulties and delays in integrating The Honey Pot Co.’s business or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in the economy, financial markets and political environment; risks associated with possible disruption in CODI’s operations or the economy generally due to terrorism, natural disasters, social, civil and political unrest or the COVID-19 pandemic; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); and other considerations that may be disclosed from time to time in CODI’s publicly disseminated documents and filings. Further information regarding CODI and factors which could affect the forward-looking statements contained herein can be found in CODI’s annual reports on Form 10-K, quarterly reports on Form 10- Q and current reports on Form 8-K. 2

No One Taking a Human-First Approach Brand Positioning Not Evolving and Not Inclusive Lack of Transparency Trade-Off Between “Better-for-You” and Efficacious Rooted in Shame Large, Stagnant, Often Low-Growth Categories In 2012, the Feminine Care Industry was Ripe for Disruption… …The Honey Pot Company Emerged as the Answer, Quickly Becoming a Leading Holistic Feminine Care Brand, Powered by Herbs® The first complete feminine care system powered by herbs.® Contains plant-derived, clinically tested ingredients and formulas designed to deliver efficacious results Evolve beyond product into a true partner fueling a community built on a holistic approach, trust, transparency, and inclusion Normalizing the normal through honest and direct brand tone and obsession with destigmatizing and educating 4

Holistic Product Portfolio Trusted by Consumers and Rooted in Efficacy

20
SKUs



PERSONAL CARE

*Personal care products are formulated with **gentle, science-backed, and effective ingredients** that may help maintain a healthy pH balance*

31
SKUs



MENSTRUAL NEEDS

*Menstrual products designed to offer **reliable protection and comfort** as a "better-for-you" solution*

11
SKUs



CONSUMER HEALTH & SEXUAL WELLNESS

*Consumer health products **aim to support a healthy vaginal microbiome**, and sexual wellness products are designed to enhance pleasure and intimacy, **while also promoting sexual health***

Unique formulation approach supported by clinical testing

- Contains **efficacious** and **plant-derived** ingredients sourced and formulated to deliver powerful solutions
- Products supported by **clinical and consumer studies** reviewed by **medical professionals**
- **Quality and compliance** process to ensure high-quality ingredient sourcing, manufacturing, and fulfilment

Key product benefits include:

- ✓ Contains Plant-Derived Ingredients (e.g., Lactic Acid, Apple Cider Vinegar, Aloe Vera)
- ✓ Formulas Made Without Added Parabens, Sulfates & Dioxides
- ✓ OCS Certified Organic Cotton & BPA-Free Plastic Applicators
- ✓ Clinically Tested | Gynecologist & Dermatologist-Approved
- ✓ Kind to & Safe for Skin
- ✓ pH Balanced

COMPASS DIVERSIFIED

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Digitally Native Brand with Retailer-First Strategy…Well-Established in Mass with Significant Whitespace Opportunity in Grocery, Drug, Club and eCommerce Channels $0 $25 $50 $75 $100 $125 $150 2017 2018 2019 2020 2021 2022 2023 6 Key Retailer Launches & Gross Sales ($mm) Retail Doors: ~2,200 ~5,500 ~9,000 ~33,000 Store Front ~1,200 PERSONAL CARE & MENSTRUAL Category Launch: ~30,000 CONSUMER HEALTH 100 Health & Wellness ~24,000 SEXUAL WELLNESS Most followed feminine care brand

Strategic Attributes Founded in 2012 to formulate a transparent world by committing to safe and efficacious ingredients and by normalizing and democratizing holistic wellness – inside and out – for all 7 01 Innovation leader in growing “better-for-you” feminine wellness market Brought 60+ SKUs to market across 4 distinct product categories 04 Supported by loyal, enthusiastic community Category-leading NPS of 60 and strong “word of mouth” virality organically grows community 05 Trusted thought leader in consumer education Empowers consumers by providing access to expert educators, informative content, and forum for community discussion 02 Demonstrated success with key retailer partners Leading “better-for-you” feminine care brand in Target and Walmart 06 Experienced and passionate management team All-women executive team with extensive CPG and retail experience, led by Co-Founder and CEO Beatrice Dixon 03 Potential for significant market share gains Estimated to have only 4.5% household penetration(1) (1) Source: Numerator Insights.

HoneyPot
AMBER SANDALWOOD
HoneyPot
CUCUMBER ALOE

Addressable Market

LARGE ADDRESSABLE MARKET OPPORTUNITY

$17+ Billion[(1)]	#5	4.5%[(3)]
Personal Care Products Sold Annually in The Honey Pot Co.'s Current Product Categories	Largest Feminine Care Brand at Retail[(2)]	Household Penetration

Honey Pot's Holistic Approach to Feminine Wellness, Innovative Products, and Unique Brand Equity Disrupting a Stagnant Category

- Only brand in category with demonstrated ability to "cross the aisle" and gain share in multiple personal care categories, driving faster-than-market growth
- Thought leader and innovator among peers, investing in new product development rooted in functionality and powered by "better-for-you" ingredients and materials
- Consumer education, engaging digital content, and cheeky brand voice authentically speak to younger consumers by "normalizing the normal" and foster a passionate community
- Expanded retail distribution and increased marketing efforts are expected to raise brand awareness and increase household penetration, resulting in continued market share gains

COMPASS DIVERSIFIED

(1) Source: Euromonitor, Nielsen Data. Includes vaginal and menstrual wellness, incontinence, sexual wellness and supplement categories.
(2) Source: Nielsen Data, Total US xAOC, excluding private label – Latest 52 weeks ended 12/30/2023.
(3) Source: Numerator Insights.

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The Honey Pot Co.'s Exceptional Financial Profile


HoneyPot

- ~$121mm of gross sales; ~$29mm of adj. EBITDA[(1)]
- ~54% gross sales CAGR since 2020
- High free cash flow (CapEx ~2% of net sales & tax assets)
- Minimal working capital need
- Significant investments made in infrastructure (talent & operations)

(1) Full year 2023 estimates per company management prior to our ownership.

COMPASS DIVERSIFIED
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CODI’s Permanent Capital competitive advantage provided the certainty and speed required to secure this very attractive business 10 $380mm Enterprise Value ($347mm funded by CODI) Expected close February 2024 Founders and management team re-investing significant amount of proceeds Expected to be funded by CODI with all cash Pro forma for transaction total outstanding indebtedness of ~$1.7bn with full $600mm revolver availability Terms of the Transaction

Thank you!